STATEMENT OF ADDITIONAL INFORMATION                                MAY 15, 2001
for LEUTHOLD SELECT INDUSTRIES FUND
     GRIZZLY SHORT FUND



                              LEUTHOLD FUNDS, INC.
                             100 North Sixth Street
                                   Suite 412A
                          Minneapolis, Minnesota 55403




       This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Leuthold Select Industries Fund and Grizzly Short Fund dated May 15, 2001. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403, Attention: Corporate Secretary, or by calling 1-800-273-6886.


       The following financial statements are incorporated by reference to the Annual Reports, dated September 30, 2000, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on December 7, 2000:

                         Leuthold Select Industries Fund

                  Statement of Assets and Liabilities
                  Statement of Operations
                  Statement of Changes in Net Assets
                  Financial Highlights
                  Schedule of Investments
                  Notes to the Financial Statements
                  Report of Independent Public Accountants

                               Grizzly Short Fund

                  Statement of Assets and Liabilities
                  Statement of Operations
                  Statement of Changes in Net Assets
                  Financial Highlights
                  Schedule of Investments
                  Securities Sold Short
                  Notes to the Financial Statements
                  Report of Independent Public Accountants

                              Leuthold Funds, Inc.

                                TABLE OF CONTENTS

                                                                       Page No.

FUND HISTORY AND CLASSIFICATION.............................................1

INVESTMENT RESTRICTIONS.....................................................1

INVESTMENT CONSIDERATIONS...................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION...................................7

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS..........................9

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
 AND ACCOUNT SERVICES AGENT.......................... .....................11

SERVICE PLANS..............................................................14

DETERMINATION OF NET ASSET VALUE...........................................15

REDEMPTION OF SHARES.......................................................15

SYSTEMATIC WITHDRAWAL PLAN.................................................16

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES..........................16

ALLOCATION OF PORTFOLIO BROKERAGE..........................................17

TAXES......................................................................18

STOCKHOLDER MEETINGS.......................................................19

CAPITAL STRUCTURE..........................................................20

PERFORMANCE INFORMATION....................................................21

INDEPENDENT PUBLIC ACCOUNTANTS.............................................22


       No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated, May 15, 2001, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.


       This Statement of Additional Information does not constitute an offer to sell securities.


                                      (i)

                         FUND HISTORY AND CLASSIFICATION

       Leuthold Funds, Inc. (the "Corporation") is an open-end management investment company consisting of three diversified portfolios, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund (individually a "Fund" and collectively the "Funds"). This Statement of Additional Information provides information about the Leuthold Select Industries Fund and the Grizzly Short Fund. Leuthold Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act"). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.

                             INVESTMENT RESTRICTIONS

       The Leuthold Select Industries and the Grizzly Short Fund have adopted the following investment restrictions which are matters of fundamental policy. Each Fund's investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

       1. Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

       2. Neither Fund will buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each Fund may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

       3. Each Fund may sell securities short and write put and call options to the extent permitted by the Act. Neither Fund has any present intention of writing put or call options. The Leuthold Select Industries Fund has no present intention of selling securities short.

       4. Each Fund may borrow money or issue senior securities to the extent permitted by the Act.

       5. Each Fund may pledge or hypothecate its assets to secure its borrowings. For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.

       6. Neither Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

       7. Neither Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans.

       8. Neither Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

       9. Neither Fund will make investments for the purpose of exercising control or management of any company.

       10. Neither Fund will purchase or sell real estate or real estate mortgage loans and neither Fund will make any investments in real estate limited partnerships.

       11. Neither Fund will purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts. Neither Fund has any present intention of entering into futures contracts or options on futures contracts.

       12. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

       Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

       1. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

       2. Neither Fund will purchase illiquid securities if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

       3. Neither Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and
              (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of such Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of such Fund's net assets would be invested in shares of registered investment companies.

       The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

       The prospectus for the Leuthold Select Industries Fund and the Grizzly Short Fund describe their principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Money Market Instruments

       The money market instruments in which the Funds may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor's Corporation ("S&P"), or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds' investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

       Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. Neither Fund will enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

       The Leuthold Select Industries Fund may invest in securities of foreign issuers traded in the U.S. securities markets, either directly or through American Depository Receipts ("ADRs"). Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities. The Grizzly Short Fund may sell short ADRs.

       There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.

       ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Leuthold Select Industries Fund may invest in sponsored and unsponsored ADRs and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.

Short Sales

       The Grizzly Short Fund will seek to realize additional gains through effecting short sales of securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Grizzly Short Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position. For example if the Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it will borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market. Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender. If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss. The Fund's goal when effecting short sales is to "Sell high and Buy low."

       Both Funds may make short sales "against the box" (i.e. when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short). Selling short "against the box" is not a principal investment strategy of either Fund.

Registered Investment Companies

       Each Fund may invest up to 25% of its net assets in shares of registered investment companies. Neither Fund will purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund) if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

       Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company's shares.

       Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

       Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund would incur certain transactional costs without accomplishing any investment purpose.

Illiquid Securities

       Each Fund may invest up to 5% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 5% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Lending Portfolio Securities

       In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

       The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Borrowing

       Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes. Neither Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding. Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If a Fund's borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

       Each Fund's annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The Leuthold Select Industries Fund anticipates that its annual portfolio turnover rate will exceed 100%. The Grizzly Short Fund anticipates that its annual portfolio turnover rate will be substantially less than 100% because the calculation of the portfolio turnover rate will exclude purchases and sales of short positions. These purchases and sales will be excluded because the Grizzly Short Fund does not intend to hold its short positions for more than one year.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

       As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

       *Steven C. Leuthold -- Director, President and Treasurer. Mr. Leuthold, 63, is the chief executive officer of the managing member of Leuthold Weeden Capital Management, LLC (the "Adviser"). He has also been a Portfolio Manager for the predecessors to the Adviser, Leuthold & Anderson, Inc. (since 1987) and Leuthold, Weeden & Associates, L.P. (since 1991), and Chairman of The Leuthold Group since November, 1981. Mr. Leuthold graduated from the University of Minnesota with a B.S. in History in 1960. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

--------
         * Messrs. Leuthold, Zender and Favreau are "interested persons" of the Corporation (as defined in the Act).

       *Charles D. Zender -- Director. Mr. Zender, 55, has been Managing Director of The Leuthold Group since January, 1991. Prior to such time, he served as a marketing/sales executive of The Leuthold Group since May, 1988. Mr. Zender graduated from the University of Northern Iowa with a B.A. in Accounting/Business Administration in 1970. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

       *Edward C. Favreau - Vice President. Mr. Favreau, 49, has been Manager of Marketing and Sales of the Adviser since July, 1999. Prior to joining the Adviser, Mr. Favreau served as Vice President and Sales Manager of U.S. Bancorp Investments Inc. (formerly First Bank Investment Services) from June, 1993 until July, 1999. Prior to that time Mr. Favreau served in various capacities for U.S. Bank from July, 1988 until June, 1993. Mr. Favreau graduated from Mankato State University with a B.S. in Business Administration in 1977. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

       John S. Chipman -- Director. Mr. Chipman, 74, has been Regent's Professor of Economics at the University of Minnesota since 1981. He was a Guest Professor at the University of Konstanz, Germany from 1986 to 1991 and was awarded an honorary doctorate from such institution in 1991. Mr. Chipman received his Ph.D. in Economics from Johns Hopkins University in 1950. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

       Lawrence L. Horsch -- Director. Mr. Horsch, 66, has been a member of the Board of Directors of Boston Scientific Corp., a public company engaged in developing, producing and marketing medical devices, since February, 1995, when SCIMED Life Systems, Inc., a medical products company he helped organize in 1971, merged with Boston Scientific Corp. Prior to such merger, Mr. Horsch served in various capacities with SCIMED Life Systems, Inc., including Acting Chief Financial Officer from 1994 to 1995, Chairman of the Board from 1977 to 1994, and as a director from 1977 to 1995. He has also served as Chairman of Eagle Management & Financial Corp., a management consulting firm, since 1990. Mr. Horsch attended the College of St. Thomas and Northwestern University, where he received an M.B.A. in Finance in 1958. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

       Paul M. Kelnberger -- Director. Mr. Kelnberger, 57, joined Johnson, West & Co., PLC, a public accounting firm, in 1969 and has been a partner since 1975. He is also a director of Video Update, Inc., a public company engaged in owning, operating and franchising video rental superstores. Mr. Kelnberger is a Certified Public Accountant (CPA). His address is c/o Johnson, West & Co., PLC, 336 Robert Street North, Suite 1400, St. Paul, MN 55101.

       David R. Cragg - Vice President and Secretary. Mr. Cragg, 31, has been Manager of Compliance of the Adviser since January, 1999. Prior to joining the Adviser, Mr. Cragg served as Operations Manager of Piper Trust Company from November, 1997 until January, 1999. Prior to that time, Mr. Cragg served in various capacities for Piper Trust

Company from February, 1993 until November, 1997. Mr. Cragg graduated from Westmont College in 1991 with a B.A. in Economics. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, MN 55403.

       The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $500 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

       The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended September 30, 2000:

                               COMPENSATION TABLE
                                                                                                       Total
                                                                                                   Compensation
                                                                                                 from Corporation
                                                     Pension or Retirement    Estimated Annual       and Fund
         Name of            Aggregate Compensation    Benefits Accrued As      Benefits Upon      Complex Paid to
          Person               from Corporation      Part of Fund Expenses       Retirement          Directors
          ------             ----------------------  ---------------------     --------------        ---------
Steven C. Leuthold                    $0                       $0                    $0                 $0
Charles D. Zender                     $0                       $0                    $0                 $0
Edward C. Favreau                     $0                       $0                    $0                 $0
John S. Chipman                     $2,000                     $0                    $0               $2,000
Lawrence L. Horsch                  $2,000                     $0                    $0               $2,000
Paul M. Kelnberger                  $2,000                     $0                    $0               $2,000

       The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS


       Set forth below are the names and addresses of all holders of the shares of each of Leuthold Select Industries Fund and Grizzly Short Fund who as of February 28, 2001 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of each such Fund's then outstanding shares, as well as the number of shares of each such Fund beneficially owned by all officers and directors of the Corporation as a group.

                         Leuthold Select Industries Fund
          Name and Address
         of Beneficial Owner                   Number of Shares         Percent of Class
         -------------------                   ----------------         ----------------
National Investor Services Corp. (1)
55 Water Street
32nd Floor
New York, NY  10041-3299                           466,117                  49.55%

Barry J. Small
1000 Ponus Road
New Canaan, CT  06840-3418                         98,847                   10.51%

Union Bank Trust Nominee(1)
P.O. Box 85484
San Diego, CA  92186-5484                          92,221                    9.80%

Steven C. Leuthold
708 North First Street
Minneapolis, MN  55401-1133                        53,618                    5.70%

William J. Ford
100 2nd Street SE, Apt. 601
Minneapolis, MN  55414-2141                        51,579                    5.48%

Officers and Directors as
 a Group (8 persons)                               58,086                    6.17%
---------------------
(1)   The shares held by National Investor Services Corp. and Union Bank Trust Nominee were owned of record only.

                               Grizzly Short Fund

           Name and Address
          of Beneficial Owner                Number of Shares           Percent of Class
          -------------------                ----------------           ----------------
National Investor Services Corp. (1)
55 Water Street
32nd Floor
New York, NY  10041-3299                           207,413                   58.09%
Steven C. Leuthold
708 North First Street
Minneapolis, MN  55401-1133                        68,190                    19.10%
Weeden Investors LP
145 Mason Street
Greenwich, CT  06830-6605                          35,641                     9.98%
Officers and Directors as
 a Group (8 persons)                               68,190                    19.10 %
---------------------
(1)   The shares held by National Investor Services Corp. were owned of record only.


                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                    TRANSFER AGENT AND ACCOUNT SERVICES AGENT

The Adviser

       The investment adviser to each Fund is Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403 (the "Adviser"). Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser is controlled by Steven C. Leuthold who is the chief executive officer and the principal shareholder of the managing member of the Adviser. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund's investment portfolio. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives from the Leuthold Select Industries Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.00%, and from the Grizzly Short Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.25%.

       Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Each Fund also pays the fees of directors who are not officers of the Corporation, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

       Both Funds commenced operations on June 19, 2000. During the period June 19, 2000 through September 30, 2000, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $2,928, and the Grizzly Short Fund incurred advisory fees payable to the Adviser of $4,181.

       The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.95% of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund's expenses, as a percentage of such Fund's average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund's expense ratio shall not exceed the applicable limit. Both Funds commenced operations on June 19, 2000. During the period June 19, 2000 through September 30, 2000, the Adviser reimbursed the Leuthold Select Industries Fund $41,088 for excess expenses and reimbursed the Grizzly Short Fund $45,242 for excess expenses.

       Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

       Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

The Administrator

       The administrator to the Corporation is Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Pursuant to separate Fund Administration Servicing Agreements entered into between the Corporation and the Administrator relating to each Fund (the "Administration Agreements"), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Fund's financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of each Fund's operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives from each Fund a fee, paid monthly at an annual rate of .07% of the first $200,000,000 of the Fund's average net assets,
 .06% of the next $500,000,000 of the Fund's average net assets, and .04% of the Fund's average net assets in excess of $700,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $25,000 for the Leuthold Select Industries Fund and $35,000 for the Grizzly Short Fund. Both Funds commenced operations on June 19, 2000. During the period June 19, 2000 through September 30, 2000, the Leuthold Select Industries Fund incurred fees of $7,781 pursuant to its Administration Agreement, and the Grizzly Short Fund incurred fees of $10,735 pursuant to its Administration Agreement.

       Each Administration Agreement will remain in effect until terminated by either party. The Administration Agreements may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation.

       Under the Administration Agreements, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreements, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreements.

The Custodian

       Firstar Bank, N.A., an affiliate of Firstar Mutual Fund Services, LLC, serves as custodian of the Corporation's assets pursuant to Custody Agreements. Under the Custody Agreements, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning each Fund's operations. Firstar Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Transfer Agent

       Firstar Mutual Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Funds under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.

The Accounting Servicing Agent

       In addition the Corporation has entered into separate Fund Accounting Servicing Agreements with Firstar Mutual Fund Services, LLC relating to each Fund pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, (i) from the Leuthold Select Industries Fund based on the total annual rate of $30,000 for the first $100 million of average net assets, .0125% on the next $200 million of average net assets, and .0075% on average net assets exceeding $300 million; and
(ii) from the Grizzly Short Fund based on the total annual rate of $39,000 for the first $100 million of average net assets, .02% on the next $200 million of average net assets, and .01% on average net assets in excess of $300 million. Firstar Mutual Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. Both Funds commenced operations on June 19, 2000. During the period June 19, 2000 through September 30, 2000, the Leuthold Select Industries Fund incurred fees of $9,464 pursuant to its Fund Accounting Servicing Agreement, and the Grizzly Short Fund incurred fees of $12,064 pursuant to its Fund Accounting Servicing Agreement.

Principal Underwriter

       Rafferty Capital Markets, LLC serves as principal underwriter for Leuthold Select Industries Fund and Grizzly Short Fund. Its principal business address is 550 Mamaroneck Avenue, Harrison, New York 10528.

                                  SERVICE PLANS

       Each of the Funds has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds. Payments under these plans are authorized by the officers of the Corporation.

       The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or financial interest in the plans and will be terminated if its continuance is not approved at least annually by such directors.

       The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.

                        DETERMINATION OF NET ASSET VALUE

       The net asset value of each Fund is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

       Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

       The Funds have adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

                              REDEMPTION OF SHARES

       The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange

Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

                           SYSTEMATIC WITHDRAWAL PLAN

       An investor who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or Firstar Mutual Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

       The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

       Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

       The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC in writing thirty (30) days prior to the next payment.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

       The Funds offer an automatic investment option pursuant to which money will be moved from a stockholder's bank account to the stockholder's Fund account on the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

       The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder's bank account to the stockholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, Firstar Mutual Fund Services, LLC must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

                        ALLOCATION OF PORTFOLIO BROKERAGE

       Each Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Each Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

       The Adviser may allocate brokerage to Weeden & Co., L.P. ("Weeden") but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Steven C. Leuthold is a limited partner of Weeden. Weeden's institutional investment research division is designated The Leuthold Group, in which Steven C. Leuthold has a separate 50% pecuniary interest. An affiliate of Weeden, Weeden Investors, L.P., owns 10% of the membership interests of the Adviser. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

       In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. Weeden will not receive higher commissions because of research services provided.

       Both Funds commenced operations on June 19, 2000. During the period June 19, 2000 through September 30, 2000, the Leuthold Select Industries Fund paid brokerage commissions of $3,594 on transactions having a total market value of $2,473,657. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $3,317 (or 92.3% of the total commissions paid) on transactions having a total market value of $2,248,411 (or 90.9% of the aggregate amount of transactions). During the period June 19, 2000 through September 30, 2000, the Grizzly Short Fund paid brokerage commissions of $6,329 on transactions having a total market value of $5,109,091. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $5,899 (or 93.2% of the total commissions paid) on transactions having a total market value of $4,622,175 (or 90.5% of the aggregate amount of transactions).

                                      TAXES

       Each Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of that Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

       Dividends from a Fund's net investment income and distributions from a Fund's net realized short-term capital gains are taxable to stockholders as ordinary income, whereas distributions from a Fund's net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by that Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund. Gains on short sales generally are treated as short-term capital gains.

       Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

       Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

       Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

       This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                              STOCKHOLDER MEETINGS

       The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

       The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

       Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

       If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

       After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

       The Corporation's Articles of Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering three series, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund.

       The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

       The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

                             PERFORMANCE INFORMATION

       Each Fund may provide from time to time in advertisements, reports to stockholders and other communications with stockholders its average annual compounded rate of return as well as its total return and cumulative total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments of a Fund for a stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects a Fund's total return since inception.

       Each Fund's average annual compounded rate of return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:



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

                                 P(1 + T)n = ERV

Where:      P     =     a hypothetical initial payment of $1,000

            T     =     average annual total return

            n     =     number of years

            ERV   =     ending redeemable value at the end of the period of a
                        hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

       The Leuthold Select Industries Fund's total return for the period from the Fund's commencement of operations (June 19, 2000) through September 30, 2000 was 19.60%, and the Grizzly Short Fund's total return for the period from the Fund's commencement of operations (June 19, 2000) through September 30, 2000 was 11.40%. The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of either Fund in the future. Such performance results also reflect reimbursements made by the Adviser to keep aggregate annual operating expenses at or below 1.95% of the average daily net assets of the Leuthold Select Industries Fund, and 2.50% of the average daily net assets of the Grizzly Short Fund. An investment in either Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

       Each Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as represented by Lipper Analytical Services, Inc., Morningstar, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. and Morningstar, Inc. are independent fund ranking services that rank mutual funds based upon total return performance.) Each Fund also may compare its performance to the Standard & Poor's Composite Index of 500 Stocks, the S&P 400 Midcap Index, the Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index, U.S. Treasury Bills and to various combinations thereof.

                         INDEPENDENT PUBLIC ACCOUNTANTS

       Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent public accountants for the Funds.




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